UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2017

SPIRIT REALTY CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Drive, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 31, 2017, Spirit Realty Capital, Inc. (the "Company") released (i) an addendum (the “Addendum”), attached hereto as Exhibit 99.1, to the supplemental report of financial and operating information of the Company for the quarter ended March 31, 2017 filed with the Securities and Exchange Commission on May 3, 2017, and (ii) a listing of property held and used as of December 31, 2016 (the “Real Estate Held and Used”), attached hereto as Exhibit 99.2.
The information set forth in this Item 2.02, Item 7.01 and in the attached Exhibits 99.1 and 99.2 is being "furnished" and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
ITEM 7.01    REGULATION FD DISCLOSURE.
See Item 2.02 above regarding the Company's disclosure of the Addendum and the Property Listing.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

99.1	Addendum to Spirit Realty’s Q1 2017 Supplemental Financial and Operating Information.
99.2	Real Estate Held and Used as of December 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr. Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer)

Date: May 31, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Addendum to Spirit Realty’s Q1 2017 Supplemental Financial and Operating Information.
99.2	Real Estate Held and Used as of December 31, 2016.